                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                             December 31, 1997




                              MULTIMEDIA GAMES, INC.
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             (Exact name of registrant as specified in its charter)



      Texas                        0-28318                       74-2611034
  ---------------               -------------                -------------------
  (State or other               (File Number)                  (IRS Employer
  jurisdiction of                                            Identification No.)
  incorporation)


7335 S. Lewis Avenue, Suite 204, Tulsa, Oklahoma                      74136
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number,
including area code                                             (918) 494-0576
                                                               -----------------




                               Page 1 of 49 pages
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Item 5. Other Events

U.S. Attorney Investigation

         On January 2, 1998, Multimedia Games, Inc. (the "Company") issued a press release announcing that representatives of the U.S. Attorney for the Northern District of Oklahoma and of the Federal Bureau of Investigation had conducted a search of the Company's headquarters in Tulsa and had seized equipment relating to the Company's MegaMania bingo game. The seizure, which occurred around 9:00 A.M. on New Year's Eve day, caused a temporary disruption in the play of MegaMania on the Company's MegaMania network. MegaMania play was resumed around midnight at more than 90% of the Company's MegaMania network. Play was not resumed at two bingo halls operated by the Cherokee Nation in Oklahoma and at one bingo hall operated by the Seneca Cayuga tribe in Oklahoma, because the MegaMania player stations located in those halls had been "seized as evidence" according to the U.S. Attorney. The Company's other bingo operations were not affected. A copy of the press release is attached as
Exhibit 99.1 and is incorporated herein by reference.

         MegaMania has been designed and is operated as a Class II game within the definition of bingo set forth in the Gaming Act. In a written opinion dated July 23, 1997, the Company was informed by the National Indian Gaming Commission ("NIGC"), of the NIGC's determination that MegaMania constituted a Class II game. The Company has relied on the NIGC's opinion in conducting its operations and believes that the NIGC made its determination with a complete and accurate understanding of the facts and the applicable law.

         The Gaming Act classifies games that may be played on Indian land into three categories. Class I gaming includes traditional Indian social and ceremonial games and is regulated only by the tribes. Class II gaming includes bingo, pull-tabs, lotto, punch boards, tip jars, instant bingo, certain card games played under limited circumstances and other games similar to bingo if those games are played at the same location where bingo is played. Class III gaming consists of all forms of gaming that are not Class I or Class II, such as video casino games, slot machines, most table games (e.g., blackjack and craps) and keno.

         Generally speaking, Class II gaming may be conducted on Indian lands if the state in which the Indian reservation is located permits such gaming for any purpose by any person. Class III gaming, on the other hand, may only be conducted pursuant to a compact reached between the Indian tribe and the state in which the tribe is located.





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         On January 5, 1998, the Company issued a press release announcing that it has filed an action in Federal court for the Northern District of Oklahoma seeking a prompt declaration that the Company's MegaMania bingo game is a legal Class II game as permitted by the Indian Gaming Regulatory Act. Joining MGAM in the action was the Seneca Cayuga tribe of Oklahoma, whose bingo hall has been shut down by federal agents since New Year's Eve. In accordance with federal court rules, MGAM also requested an immediate court-ordered settlement conference as part of its efforts to obtain an early resolution of its dispute with Steve Lewis, the U.S. Attorney for the Northern District of Oklahoma, who was named as a defendant in the Company's complaint. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 7.          Financial statements, Pro forma Financial Information and
                 Exhibits.

                 Exhibit 99.1     Press Release issued January 2, 1998.

                 Exhibit 99.2     Press Release issued January 5, 1998.

                 Exhibit 99.3 Complaint For Declaratory Relief filed in the Northern District of Oklahoma on January 5, 1998.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MULTIMEDIA GAMES, INC.




Dated: January 6, 1998           By:    /s/ Frederick E. Roll
                                        -----------------------------
                                        Frederick E. Roll
                                        Vice President - Finance and
                                        Chief Financial Officer





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                                 EXHIBIT INDEX

EXHIBIT NO.

99.1                              Press Release issued January 2, 1998.

99.2                              Press Release issued January 5, 1998.

99.3 Complaint For Declaratory Relief filed in the Northern District of Oklahoma on January 5, 1998.





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